Note 10 - Long-term Government Loan Payable, Grants and Awards	12 Months Ended
Dec. 31, 2025
Statement Line Items [Line Items]
Disclosure of government grants [text block]
10.	Long-Term Government Loan Payable, Grants and Awards

On November 24, 2020, the Company entered into a contribution agreement with the Ministry of Economic Development and Official Languages as represented by the Federal Economic Development Agency for Northern Ontario (“FedNor”) for up to $5,000 financing related to the recommissioning and expansion of the Refinery in Ontario. The contribution was in the form of debt bearing a 0% interest rate and funded in proportion to certain Refinery construction activities. The Company received approval for an additional $5,000 funding under the agreement on December 27, 2023, which was fully received during the year ended December 31, 2024.

Once construction is completed, the cumulative balance borrowed will be repaid in 19 equal quarterly instalments. The loan was discounted using a market rate between 7.0% and 17.1% with the resulting difference between the amortized cost and cash proceeds recognized as Government Grant. The FedNor loan required completion of the construction on or before June 30, 2025. On July 14, 2025, the completion of construction required by FedNor was extended to June 30, 2027 and governmental loans repayment commencement date was changed from June 2026 to June 2028.

The Company accounted for the extension of the repayment commencement date as an extinguishment of the original financial liability and recognized a new financial liability for the new extended loans. The extinguishment of original loans and recognition of amended loans resulted in a gain on extinguishment of $3,311, which has been recognized in Other non-operating loss in the statement of loss and other comprehensive loss. The fair value of the amended loan was estimated using fair market interest rate of 16%.

On June 10, 2024, the Company received $5,000 in contribution funding from Natural Resources Canada (“NRCan”) to support the development of its proprietary battery materials recycling technology.

On August 19, 2024, the Company was awarded US$20,000 by the U.S. Department of Defense (“DoD”). The award was made pursuant to Title III of the Defense Production Act (“DPA”) to expand domestic production capability.

Reimbursement received from DoD as at December 31, 2025 totals $642 (2024 - $Nil). Once the conditions of the agreement are met the deferred government grant will be derecognized against the corresponding assets.

On March 21, 2025, the Company was provided with a non-binding letter of intent from the Canadian Federal government in the amount of $20,000. While the discussions between the parties are ongoing, there is no guarantee or assurance that a final agreement will be reached and/or funding will be provided to the Company.

The following table sets out the balances of Government Loan and Government Grant received at December 31, 2025 and December 31, 2024:

	Government Loan	Government Grant	Total
Balance at January 1, 2024	$4,299	$849	$5,148
FedNor loan – February 2024	2,267	-	2,267
FedNor Loan – April 2024	2,000	-	2,000
FedNor Loan (Nickel Study) - Payment	(45)	-	(45)
FedNor Loan – August 2024	1,000	-	1,000
Allocation to government grant	(2,275)	2,275	-
Accretion	578	-	578
Balance at December 31, 2024	$7,824	$3,124	$10,948
FedNor Loan (Nickel Study) - Payment	(27)	-	(27)
Accretion	368	-	368
Extinguishment of government loans	(8,017)	-	(8,017)
Recognition of new government loans due to extension of repayment commencement date	4,706	-	4,706
Accretion	342	-	342
Balance at December 31, 2025	$5,196	$3,124	$8,320